_____________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 4, 2016
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2016, PG&E Corporation filed with the Securities and Exchange Commission ("SEC") a Current Report on Form 8-K (the "Original Form 8-K") in connection with its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company ("Utility") for the quarter ended September 30, 2016.  PG&E Corporation furnished to the SEC its earnings announcement, as Exhibit 99.1 to the Original Form 8-K, a "Third Quarter Earnings Call" slide presentation, as Exhibit 99.2 and a "Business Update" slide presentation, as Exhibit 99.3.
PG&E Corporation is amending the Original Form 8-K to correct slide 10 of the "Business Update" slide presentation (the "Revised Presentation").  The Revised Presentation is attached as Exhibit 99.3 to this report.  Also attached to this report are previously furnished with the Original Form 8-K, Exhibits 99.1 and 99.2, unchanged.
The information included in this Current Report on Form 8-K is being furnished, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section.

Item 7.01 Regulation FD Disclosure

During the 51st EEI Financial Conference on November 6-8, 2016, in Phoenix, Arizona, management of PG&E Corporation and the Utility will use the Revised Presentation, attached as Exhibit 99.3 to this report, along with the "Third Quarter Earnings Call" slide presentation that was previously furnished as Exhibit 99.2 attached to the Original Form 8-K, and is also attached as Exhibit 99.2 to this report.
The information included in Exhibits 99.1, 99.2 and 99.3 to this report is incorporated by reference in response to this Item 7.01 and, with the information included in this Item 7.01, is being furnished, and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section.
Item 9.01 Financial Statements and Exhibits

Exhibits

The following Exhibits are being furnished, and are not deemed to be filed:
Exhibit 99.1	PG&E Corporation earnings announcement dated November 4, 2016
Exhibit 99.2	Slide presentation "Third Quarter Earnings Call" dated November 4, 2016
Exhibit 99.3	Slide presentation "Business Update" dated November 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
PG&E CORPORATION

	By:	DAVID S. THOMASON
Dated: November 4, 2016		David S. Thomason Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

	By:	DAVID S. THOMASON
Dated: November 4, 2016		David S. Thomason Vice President, Chief Financial Officer and Controller

Exhibit Index

The following Exhibits are being furnished, and are not deemed to be filed:
Exhibit 99.1	PG&E Corporation earnings announcement dated November 4, 2016
Exhibit 99.2	Slide presentation "Third Quarter Earnings Call" dated November 4, 2016
Exhibit 99.3	Slide presentation "Business Update" dated November 4, 2016

4